(Multicurrency—Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of December 22, 2005

among

Greenwich Capital Derivatives, Inc. (“Party A”) and Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator and intermediary agent for the Holders of the Auction Certificates (“Party B”), have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1	Interpretation

(a)	Definitions The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)	Inconsistency In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)	Single Agreement All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2	Obligations

(a)	General Conditions.

(i)	Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)	Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

In Witness Whereof the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

GREENWICH CAPITAL DERIVATIVES, INC. GREENWICH CAPITAL MARKETS, INC., its agent	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, acting as Auction Administrator and intermediary agent for the Holders of the Auction Certificates

By	/s/ Shakti Radhakishun Name: Shakti Radhakishun Title: Senior Vice President	By	/s/ Amy Doyle Name: Amy Doyle Title: Vice President

SCHEDULE
TO THE
MASTER AGREEMENT
DATED AS OF December 22, 2005

between

GREENWICH CAPITAL DERIVATIVES, INC.,
a corporation organized under the laws of Delaware
(“Party A”)

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Securities Administrator under the Trust,
Pooling and Servicing Agreement (as defined herein), acting as Auction Administrator for the benefit of the Holders of the Auction Certificates
(“Party B”)

Part 1	TERMINATION PROVISIONS

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v) (Default under Specified Transaction)	Not Applicable
Section 5(a)(vi) (Cross Default)	Not Applicable
Section 5(a)(vii) (Bankruptcy)	Not Applicable
Section 5(b)(iv) (Credit Event Upon Merger)	Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v) (Default under Specified Transaction)	Not Applicable
Section 5(a)(vi) (Cross Default)	Not Applicable
Section 5(a)(vii) (Bankruptcy)	Not Applicable
Section 5(b)(iv) (Credit Event Upon Merger)	Not Applicable

(b)	“Specified Transaction” will have the meaning assigned in Section 14 of this Agreement.

(c)	The “Cross-Default” provisions of Section 5(a)(vi) will not apply to Party A. will not apply to Party B.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A. will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A. will not apply to Party B.

(f)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement but subject to Part 5 of this Schedule:

(i)	Loss will apply.

(ii)	The Second Method will apply.

(g)	“Termination Currency” means United States Dollars.

(h)	Additional Termination Event will not apply.

(i)	The “Breach of Agreement” provisions of Section 5(a)(ii), the “Misrepresentation” provisions of Section 5(a)(iv) and the “Default Under Specified Transaction” provisions of Section 5(a)(v)

will not apply to Party A.

will not apply to Party B.

(j)	The “Bankruptcy” provisions of Section 5(a)(vii), the “Merger Without Assumption” provisions of Section 5(a)(viii), the “Illegality” provisions of Section 5(b)(i), the “TaxEvent” provisions of Section 5(b)(ii) and the “Tax Event Upon Merger” provisions of Section 5(b)(iii) will not apply to Party B.

Part 2	TAX REPRESENTATIONS

(a)	Payer Tax Representation For the purpose of Section 3(e) of this Agreement, each party will make with respect to itself the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on sub-clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations For the purposes of Section 3(f), each party makes the following representations:

(i)	The following representation will apply to Party A:

It is a corporation created or organized in the United States or under the laws of the United States or of any State and its U.S. taxpayer identification number is 06-1367697.

(ii)	The following representation will apply to Party B:

It is a national banking association established under the laws of the United States and its U.S. taxpayer identification number is 94-1347393.

Part 3	AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party Required To Deliver Document	Form / Document/ Certificate	Date By Which To Be Delivered
Party B	Tax forms that may reasonably be required by Party A	(i) Upon execution and delivery of this Agreement; (ii) promptly upon reasonable demand by Party A; and (iii) promptly upon learning that any Form W-9 (or any successor thereto) has become obsolete or incorrect

(b)	Other documents to be delivered are:

Party Required To Deliver Document	Form / Document/ Certificate	Date By Which To Be Delivered	Covered By Section 3(d) Representation
Party A & B	Incumbency Certificate or other evidence of signing authority.	Upon execution of this Agreement and, if requested, any Confirmation.	Yes
Party A	In the case of Party A, the audited annual report of its Credit Support Provider.	As soon as possible after request.	Yes
Party A	Authorizing resolution of managing board (e.g., Certified Board of Directors Resolution) approving each type of Transaction contemplated hereunder and the arrangements contemplated herein.	Upon execution of this Agreement and, if requested, any Confirmation.	Yes
Party B	Copies of all statements delivered to the Holders of the Auction Certificates under the Trust, Pooling and Servicing Agreement.	On each Distribution Date (as such term is defined in the Trust, Pooling and Servicing Agreement).	Yes
Party A & B	Such party's Credit Support Documents, if any.	Upon execution of this Agreement.	Yes

Part 4	MISCELLANEOUS

(a)	Addresses For Notices For the purpose of Section 12(a) of this Agreement:-

(i)	Notices or communications shall, with respect to a particular Transaction, be sent to the address, telex number or facsimile number reflected in the Confirmation of that Transaction. In addition (or in the event the Confirmation for a Transaction does not provide relevant Addresses/information for notice), with respect to notices provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

Address for notices or communications to Party A:

Address:	600 Steamboat Road Greenwich, CT 06830
Attention:	Legal Department – Derivatives Documentation
Phone No.:	203-625-2531/32
Facsimile No.:	203-618-2533/34

Address for notices or communications to Party B:

Address:	Wells Fargo Bank, National Association 9062 Old Annapolis Road Columbia, MD 21045 - 1951
Attention:	Client Manager - Thornburg 2005-4
Phone No.:	(410) 884 2000
Facsimile No.:	(410) 715 2380

(ii)	Notices Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words “; provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the sender shall verbally confirm receipt with an officer of the receiving party )".

(b)	Process Agent For purposes of Section 13(c) of this Agreement: Party A appoints as its Process Agent: Not applicable Party B appoints as its Process Agent: Not applicable

(c)	Offices The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party For purpose of Section 10(c) of this Agreement: Party A is not a Multibranch Party. Party B is not a Multibranch Party.

(e)	Calculation Agent Party A; it being understood that, notwithstanding anything to the contrary in this Agreement, Party A shall be the Calculation Agent irrespective of whether Party A is a Defaulting Party or Affected Party. Notwithstanding Section 6(e) of the Agreement, Party A will be the party entitled to determine Loss.

(f)	Credit Support Documents Details of any Credit Support Documents:

In the case of Party A, the Deed Poll Guarantee dated as of June 21, 2001, by The Royal Bank of Scotland plc (the “Guarantee”) in favor of all Designated Counterparties.

For the purposes of this Agreement, the term “Designated Counterparty” shall have the meaning assigned in the Guarantee.

In the case of Party B, the Auction Administration Agreement, dated as of December 22, 2005 (the “Auction Administration Agreement”) between Party A and Party B, as Auction Administrator.

(g)	Credit Support Provider means in relation to Party A: The Royal Bank of Scotland plc; and in relation to Party B: Not Applicable

(h)	Governing Law THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS WHOLLY PERFORMED WITHIN NEW YORK, WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

(i)	Netting of Payments Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to all Transactions hereunder, unless otherwise provided in the relevant Confirmation(s).

(j)	“Affiliate” will have the meaning specified in Section 14.

Part 5	OTHER PROVISIONS

(a)	ISDA Definitions Incorporated by Reference The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated herein, and the version of the Annex to the 2000 ISDA Definitions that is incorporated herein is the June 2000 version (collectively, the “Definitions”). Any terms used and not otherwise defined herein which are contained in the Definitions shall have the meaning set forth therein. In the event of any conflict between the Definitions and any other ISDA-published definitions referenced in a Confirmation, such Confirmation and the ISDA-published definitions referred to therein shall control for purposes of the particular Transaction. For the avoidance of doubt, any reference to a “Swap Transaction”, if any, in the Definitions is deemed to be a reference to a “Transaction” for the purpose of interpreting this Agreement or any Confirmation, and any reference to a “Transaction” in this Agreement or any Confirmation is deemed to be a reference to a “Swap Transaction” for the purpose of interpreting the Definitions.

(b)	Other Defined Terms Terms used and not defined in this Agreement or in the Definitions, shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, and if not defined therein, in the Trust, Pooling and Servicing Agreement, dated as of December 1, 2005, among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc,. as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, U.S. Bank National Association, as Trustee, and Wilmington Trust Company, as Delaware Trustee (the “Trust, Pooling and Servicing Agreement”), with respect to the Thornburg Mortgage Securities Trust 2005-4 Mortgage Loan Pass-Through Certificates, Series 2005-4.

(c)	No Set-Off Notwithstanding anything to the contrary in this Agreement, all payments shall be made without any Set-Off.

(d)	Condition Precedent The condition precedent specified in Section 2(a)(iii)(1) of this Agreement does not apply to a payment or delivery owing by a party if the other party shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of this Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

(e)	Additional Representations Section 3 is hereby amended by adding at the end thereof the following subparagraphs:

(g)	“No Agency In case of Party A, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder as principal and not as agent or in any capacity, fiduciary or otherwise, and no other person has an interest herein, and in case of Party B, it is entering into this Agreement, any Credit Support Document and any other document relating to this Agreement and each Transaction hereunder solely as agent for the Holders of the Auction Certificates (as such term is defined in the Trust, Pooling and Servicing Agreement and as authorized therein), and no other person, other than the Holders of the Auction Certificates, has an interest herein.

(h)	Legal and Beneficial Owner It will be the legal and beneficial owner of any securities it is required to deliver under this Agreement and any Transaction at the time of each delivery, free from all liens, charges, equities, rights of pre-emption or other security interests or encumbrances whatsoever, unless otherwise expressly provided in a Confirmation for a Transaction, and such securities will not constitute “restricted securities” or “control stock” under the Securities Act (as defined below).

(i)	US Federal Securities Laws Each party represents to the other party that:

(i)	It is a “qualified institutional buyer” as defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”); and

(ii)	It understands that certain Transactions under the Agreement may constitute the purchase or sale of “securities” as defined in the Securities Act and understands that any such purchase or sale of securities will not be registered under the Securities Act and that any such Securities Transactions may not be reoffered, resold, pledged, sub-participated or otherwise transferred except (x) in accordance with the Agreement, (y) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and (z) in accordance with any applicable securities laws of any state of the United States.

(j)	Financial Institution Status In the case of Party A, it is a “financial institution”, in that it engages, will engage and holds itself out as engaging in “financial contracts,” as a counterparty on both sides of one or more “financial markets” (as such quoted terms are defined in Regulation EE of the US Federal Reserve Board, 12 C.F.R. Part 231) and it fulfills at least one of the quantitative tests contained in such Regulation EE (12 C.F.R. §231(a)(1) or (a)(2)).”

(f)	Swap Exemption Each party hereto represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into between them hereunder, that it is an “eligible contract participant” as defined in Section 1a(12) of the Commodity Exchange Act, as amended.

(g)	Relationship between Parties In connection with the negotiation of, the entering into, of this Agreement, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver, each party hereby represents and warrants, and, in connection with the negotiation of, the entering into, and the confirming of the execution of each Transaction, each party will be deemed to represent, to the other party as of the date hereof (or, in connection with any Transaction, as of the date which it enters into such Transaction) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction and in accordance with Section 3(g)):

(i)	Non-Reliance It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)	Assessment and Understanding It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction. It has determined to its satisfaction whether or not the rates, prices or amounts and other economic terms of each Transaction and the indicative quotations (if any) provided by the other party reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arm’s length negotiations between the parties.

(iii)	Status of Parties The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(iv)	Related Transactions It is aware that each other party to this Agreement and its Affiliates may from time to time (A) take positions in instruments that are identical or economically related to a Transaction or (B) have an investment banking or other commercial relationship with the issuer of an instrument underlying a Transaction.

(h)	Additional Representations of Party B Party B hereby acknowledges and agrees that (i) with respect to this Agreement and each Transaction, Party B will maintain, and be in full compliance with, all operative and constituent documents of Party B, and (ii) each Transaction will also comply in all respects with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable governmental and regulatory authorities affecting Party B or the performance of its obligations hereunder.

(i)	Confidential Information Each party may share any information concerning the other party with any of its Affiliates.

(j)	Waiver of Jury Trial EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

(k)	Consent to Telephonic Recording Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of the telephone conversations of trading and marketing personnel of the parties and their authorized representatives in connection with this Agreement or any Transaction or potential Transaction; and the parties, waive any further notice of such monitoring or recording and agree to give proper notice and obtain any necessary consent of such personnel or any such monitoring or recording.

(l)	Agency Role of Greenwich Capital Markets, Inc. In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

(m)	No Bankruptcy Petition Party A agrees that it will not, prior to the date that is one year and one day following the termination of the Trust, Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar law or proceeding or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law; and provided, further, that this provision shall not constitute a waiver by Party A of its right to the proceeds of any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings instituted by third parties against Party B under applicable law.

(n)	Notice of Transfer or Amendment Party A and Party B acknowledge and agree to provide prior written notice to the Rating Agencies (as such term is defined in the Pool and Servicing Agreement) of any transfer or amendment of this Agreement or any Confirmation.

(o)	Ratings Event

(i)	If the short-term unsecured debt rating (or its equivalent) of Party A’s Credit Support Provider is at any time not at least “A-1” (or successor rating thereto) by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “Prime-1” (or successor rating thereto) by Moody’s Investors Service, Inc. (“Moody’s”)(such occurrence, a “Ratings Event”) Party A shall, at its own cost, assign all its rights and obligations under this Agreement to a substitute party with (or whose Credit Support Provider has) a short-term unsecured debt rating (or its equivalent) of at least “A-1" (or any successor rating thereto) by S&P or “Prime-1” (or any successor rating thereto) by Moody’s selected by Party A and reasonably satisfactory to the Rating Agencies.

(ii)	If after 30 days following the Ratings Event, Party A has been unsuccessful in securing a substitute party as provided in clause (i) above, Party A shall continue to perform its obligations under this Agreement until a suitable substitute party is in place and, while continuing to actively pursue a substitute party, shall post collateral reasonably satisfactory to the Rating Agencies pursuant to a Credit Support Annex with terms acceptable to the Rating Agencies following such Ratings Event.

(p)	Transfer Notwithstanding Section 7 of this Agreement, Party A and Party A’s Credit Support Provider shall have the right to transfer their respective rights and obligations hereunder to a substitute counterparty provided that such substitute counterparty (or such substitute counterparty’s Credit Support Provider) shall have (i) a credit rating of its long-term debt obligations no lower than the current rating of the long-term debt obligations of Party A’s Credit Support Provider and (ii) a short-term debt rating of at least “A-1” by S&P.

(q)	Demand Under Guarantee If there is a failure to pay by Party A under this Agreement, Party B will make a demand for payment under the Guarantee in accordance with the terms of the Guarantee.

In Witness Whereof, Party A and Party B have caused this Schedule to be duly executed as its act and deed as of the date first written above.

GREENWICH CAPITAL DERIVATIVES, INC.

By: Greenwich Capital Markets, Inc., its agent

By /s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator under the Trust, Pooling and Servicing Agreement, acting as Auction Administrator and intermediary agent for the Holders of the Auction Certificates

By /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President

December 22, 2005

To	Wells Fargo Bank, N.A.
not in its individual capacity but solely as Securities Administrator under the Trust, Pooling and Servicing Agreement (defined below), acting solely as Auction Administrator on behalf of the Holders of the Auction Certificates (“Party B”)

9062 Old Annapolis Road
Columbia, MD 21045-1951
Attention: Client Manager - Thornburg 2005-4
Telephone No.: (410) 884-2000
Facsimile No.: (410) 715 2380

From	Greenwich Capital Derivatives, Inc. ("GCD" or "Party A")

GCD Reference No	HG2FCRO / HG2FCVO

Swap Confirmation

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation, and the version of the Annex to the 2000 ISDA Definitions that is incorporated into this Confirmation is the June 2000 version (collectively, the “Definitions”). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of December 22, 2005, together with the Schedule thereto, as amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

Terms used and not defined herein shall have the respective meanings ascribed to such terms in the Auction Administration Agreement, dated as of December 22, 2005 (the “Auction Administration Agreement”) between GCD and Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Trust, Pooling and Servicing Agreement, as auction administrator, and if not defined therein, in the Pooling and Servicing Agreement, dated as of December 1, 2005, among Structured Asset Mortgage Investments II Inc., as Depositor, Thornburg Mortgage Home Loans, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, U.S. Bank National Association, as Trustee, and Wilmington Trust Company, as Delaware Trustee (the “Trust, Pooling and Servicing Agreement”), with respect to the Thornburg Mortgage Securities Trust 2005-4 Mortgage Loan Pass-Through Certificates, Series 2005-4. In the event of any inconsistency between the provisions of this Confirmation and the Agreement or the Definitions or the Trust, Pooling and Servicing Agreement, this Confirmation will prevail.

The terms of the Transaction to which this Confirmation relates are as follows:

1	General Terms:

Notional Amount:	Initially, USD 1,407,861,000 in the aggregate; subject to reduction for all principal amounts paid to a holder of any Reference Obligation and realized losses, if any, and subject to increase for recoveries, if any, in each case, allocated to any Reference Obligation from the Effective Date to and including the Termination Date pursuant to Article X of the Trust, Pooling and Servicing Agreement in reduction (or increase) of the principal amount of any Reference Obligation.

Trade Date:	December 22, 2005

Effective Date:	December 22, 2005

Auction Distribution Date:	The Distribution Date in December 2008.

Termination Date:	The earlier to occur of (i) the date on which the aggregate Current Principal Amount of the Reference Obligations has been reduced to zero and (ii) the Auction Distribution Date.

Reference Obligations:	The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates issued on December 22, 2005 pursuant to the Trust, Pooling and Servicing Agreement in the aggregate principal amount of USD 1,407,861,000.

2	Payments:

Party A Floating Amount:	With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Par Price of the Certificates constituting such Reference Obligation, over (b) the aggregate Auction Proceeds of the Certificates constituting such Reference Obligation.

Party A Payment Date:	One Business Day prior to the Auction Distribution Date

Party B Floating Amount:	With respect to each Reference Obligation, the amount equal to the excess, if any, of (a) the aggregate Auction Proceeds of the Certificates constituting such Reference Obligation, over (b) the aggregate Par Price of the Certificates constituting such Reference Obligation.

Party B Payment Date:	The Auction Distribution Date

Calculation Agent:	GCD

Business Days:	New York and any other city in which the corporate trust office of the Securities Administrator is located

Business Day Convention:	Modified Following

3	Account Details; Additional Contact Information:

Please pay GCD at:	JP Morgan Chase Bank ABA # 021-000-021 A/C GCD A/C # 0662-14335

We will pay Wells Fargo Bank, N.A. at:	Wells Fargo Bank, N.A. ABA # 021000248 A/C# 3970771416 A/C Name: Corporate Trust Clearing For further credit: Thornburg 2005-4, Swap Proceeds Account # 17209302

For convenience, GCD may be reached as follows:

Front Office Michael Pillari 600 Steamboat Road Greenwich, CT 06830 Phone: (203) 625-2824 Fax: (203) 618-2161

Operations Joseph Bartolotta 600 Steamboat Road Greenwich, CT 06830 Phone: (203) 625-6675 Fax: (203) 618-2148

4	Payment of Party B Floating Amount; Selection of Designee:

The parties agree that Party B shall pay or cause to be paid the Party B Floating Amount, if any, to GCD or its designee, the name and account details of which, if any, shall be provided to Party B no later than the Business Day prior to the Auction Distribution Date.

5	Notices:

Please note that any notice in respect of any Transaction must be given as provided in Section 12 of the Agreement.

6	Governing Law

Performance and enforcement of obligations evidenced hereby shall be governed by, and interpreted in accordance with, the laws of the State of New York without regard to its conflict of laws principles other than Section 5-1401 of the General Obligations Law of the State of New York.

7	Limitation on Party B Payment Obligations

Notwithstanding any other provision of this Transaction or the Agreement, no amount shall be payable by Party B under this Transaction or the Agreement unless and until the funds necessary to make such payment have been provided to Party B pursuant to the Auction Administration Agreement.

8	Party B’s Capacity

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Wells Fargo Bank, National Association (“Wells Fargo”), (i) this Confirmation is executed and delivered by Wells Fargo, not in its individual capacity, but solely as Securities Administrator under the Trust, Pooling and Servicing Agreement referred to herein, acting as Auction Administrator for the benefit of the holders of the Auction Certificates, in the exercise of the powers and authority conferred and vested in it thereunder and under the Auction Administration Agreement referred to herein, (ii) each of the representation, undertakings and agreements made herein or in the Agreement by Wells Fargo are made on behalf of the holders of the Auction Certificates and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Trust referred to in the Trust, Pooling and Servicing Agreement and the Auction Certificates and (iii) under no circumstances (other than fraud or willful misconduct) shall Wells Fargo in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation or the Agreement.

In connection with this Confirmation, Greenwich Capital Markets, Inc., has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc., has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

GREENWICH CAPITAL DERIVATIVES, INC.

By:	GREENWICH CAPITAL MARKETS, INC., its agent

By /s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title: Senior Vice President

Reviewed by:

/s/ Johan Eveland
Name: Johan Eveland
Title: Managing Director

ACCEPTED AND CONFIRMED as of the date first written:

WELLS FARGO BANK, N.A.
not in its individual capacity but solely as Securities Administrator under the Trust, Pooling and Servicing Agreement, acting solely as Auction Administrator on behalf of the Holders of the Auction Certificates

By	/s/ Amy Doyle Authorized Signatory Name: Amy Doyle Title: Vice President